SECURITIES
                             AND EXCHANGE COMMISSION



                              Washington, DC 20549




                                   FORM 8-K/A
                                (Amendment No. 1)



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 11, 1998


                                   EDnet, INC.

             (Exact name of registrant as specified in its charter)



                                    Colorado
          State or other jurisdiction of incorporation or organization


      000-21659                                          84-1273795
(Commission File No.)                       (I.R.S. Employer Identification No.)



                                One Union Street
                         San Francisco, California 94111
               Address of principal executive offices and zip code


       Registrant's telephone number, including area code: (415) 274-8800

Item 2            Disposition of Assets of Wholly-Owned Subsidiary.

                  On December 11, 1998, EDnet, Inc., ("EDnet") entered into an asset purchase agreement (the "Agreement") with Enterprise Communications Consulting, Inc., a Washington Corporation ("Buyer") and a wholly-owned subsidiary of Attachmate Corporation of Bellevue, Washington, under which Buyer acquired substantially all of the assets of EDnet's wholly-owned subsidiary Internet Business Solutions, Inc. ("IBS"), a California corporation. Additionally, Buyer has assumed certain outstanding liabilities of IBS.

                  As consideration for the IBS assets, Buyer has paid a total of one million dollars ($1,000,000), of which nine hundred thousand dollars $900,000 was paid to EDnet on December 18, 1998, the closing date of the transaction (the "Closing Date"). The remaining one hundred thousand dollars ($100,000) was paid into an interest bearing escrow account established for the benefit of EDnet and will be released in full to EDnet in increments upon the termination of the statute of limitations governing certain potential claims against IBS or the Buyer connected with the disposition of IBS's assets, or upon the earlier agreement of the Buyer.

                  The assets to be acquired by Buyer include office and computer equipment used by IBS in its business of web site development and design, as well as receivables and certain other intangible assets. Buyer is expected to continue IBS's business of web site development and design.

Item 7(b).        Proforma Financial Information and Exhibits

                  The Proforma Financial Information submitted herewith are Unaudited Condensed Consolidated Pro Forma Statements of Operations for the year ended June 30, 1998 and the three months ended September 30, 1998, and an Unaudited Consolidated Proforma Balance Sheet of the Company as of September 30, 1998, which reflect adjustments to EDnet's results of operations and EDnet's balance sheet to give effect to the transaction discussed above as if such transaction had occurred at the beginning of each period presented.

                  F-1. Unaudited Condensed  Consolidated  Proforma Statements of
                       Operations for fiscal year ended June 30, 1998.

                  F-2. Unaudited Condensed  Consolidated  Proforma Statements of
                       Operations for three months ended September 30, 1998.

                  F-3. Unaudited  Consolidated  Proforma  Balance   Sheet  as of
                       September 30, 1998.

                  F-4. Notes to unaudited Consolidated Financial Statements.

      (c)         Exhibit

                  10.1 Asset    Purchase     Agreement    between     Enterprise
                       Communications   Consulting,   Inc.,   Internet  Business
                       Solutions Inc., and EDnet, Inc.

                                   EDnet, Inc.
        UNAUDITED CONDENSED CONSOLIDATED PROFORMA STATEMENT OF OPERATIONS
                       For Fiscal Year Ended June 30, 1998

                                                       (Audited)  Adjusted Entries   (Unaudited)
                                                                                      ProForma
                                                     Consolidated  Sales of IBS's   Consolidated
                                                        Balance        Assets          Balance
                                                     -------------------------------------------
Revenues:
   Equipment sales                                    $   874,785                   $   874,785
   Installation and monthly fees                          610,514                       610,514
   Web design and consulting                              784,528  $ (784,528)                -
   Usage and hosting fees                               1,617,291    (323,765)        1,293,526
   Rental Fees                                             99,385                        99,385
   Other fees                                              17,839      (9,128)            8,711
                                                     ------------------------------------------
                                                        4,004,342  (1,117,421)        2,886,921

Cost of Sales                                           2,602,494    (480,638)        2,121,856
                                                     ------------------------------------------
     Gross Profit                                       1,401,848    (636,783)          765,065

Sales & marketing expenses                                666,985    (322,181)          344,804
General and administrative expenses                     1,490,593    (135,234)        1,355,359
                                                     ------------------------------------------
                                                        2,157,578    (457,415)        1,700,163
     Loss from operations before other income
      provisions for income taxes and
      extraordinary item                                 (755,730)   (179,368)         (935,098)
                                                     ------------------------------------------
Other income (expense)
   Interest (Expense) Income                              (59,606)     (2,885)          (62,491)
   Gain on Sales of Investment                            422,225    (422,225)   (5)          -
   Forgiveness of Debt                                    200,000    (200,000)   (5)          -
   Profit on sales of fixed assets                          3,160                         3,160
                                                     ------------------------------------------
     Loss before provisions for income tax and
        extraordinary expenses                           (189,951)   (804,478)         (994,429)

   Income Taxes                                             2,400                         2,400
                                                     ------------------------------------------
Loss before extraordinary item                        $  (192,352) $ (804,478)      $  (996,829)
                                                     ===========================================
Loss per share from operations:
   Basic                                                $   (0.02)                  $     (0.13)
   Diluted                                              $   (0.02)                  $     (0.13)

Weighted Average Number of Shares Outstanding
   Basic                                                7,936,358                     7,936,358
   Diluted                                              7,936,358                     7,936,358

              The accompanying notes are an integral part of these
                        consolidated financial statements

                                   EDnet, Inc.
       UNAUDITED CONDENSED CONSOLIDATED PROFORMA STATEMENT OF OPERATIONS
                 For the Three Months Ended September 30, 1998

                                                           9/30/98                            9/30/98
                                                         (Unaudited)   Adjusted Entries     (Unaudited)
                                                                                             Pro Forma
                                                        Consolidated    Sales of IBS's      Consolidated
                                                           Balance           Assets            Balance
                                                        ------------------------------------------------
Revenues:
     Equipment sales                                    $   281,673                       $   281,673
     Installation and monthly fees                          153,440                           153,440
     Web design and consulting                              255,850      $  (255,850)               -
     Usage and hosting fees                                 428,449          (89,778)         338,671
     Other fees                                              27,633           (5,083)          22,550
                                                        ------------------------------------------------
                                                          1,147,045         (350,711)         796,334

Cost of sales                                               680,540         (145,024)         535,516
                                                        ------------------------------------------------
     Gross Profit                                           466,505         (205,687)         260,818

     Sales and Marketing expenses                           129,139          (75,056)          54,083
     General and Administrative Expenses                    308,895          (58,802)         250,093
                                                        ------------------------------------------------
                                                            438,034         (133,858)         304,176

     Income (loss) before other income (expenses)
        and provision for income taxes                       28,471          (71,829)         (43,358)

Other income (expense):
     Interest income (expense)                                  843                               843
     Other income (expense)                                  27,372                            27,372
                                                        ------------------------------------------------

     Total other income (expense), net                       28,215                -           28,215
                                                        ------------------------------------------------
     Income (loss) before provision
        for income taxes                                     56,686          (71,829)         (15,143)

Income taxes                                                      -                -                -
                                                        ------------------------------------------------
     Net income (loss)                                  $    56,686      $   (71,829)     $   (15,143)
                                                        ================================================
Net Income (Loss) Per Common Share
     Basic                                              $       Nil                       $       Nil
     Diluted                                            $       Nil                       $       Nil

Weighted Average Number of Shares Outstanding
     Basic                                               16,761,836                        16,761,836
     Diluted                                             22,105,992                        22,105,992

              The accompanying notes are an integral part of these
                       consolidated financial statements

                                   EDnet, Inc.
                  UNAUDITED CONSOLIDATED PROFORMA BALANCE SHEET
                            As of September 30, 1998

                        ASSETS

                                                      9/30/98                                            9/30/98
                                                    (Unaudited)              Adjusted Entries          (Unaudited)
                                                                    ------------------------------     Pro Forma
                                                   Consolidated     Sales of IBS's  After sales of    Consolidated
                                                     Balance           Assets         IBS' Assets        Balance
                                                   --------------------------------------------------------------
CURRENT ASSETS
    Cash                                             $   52,089     $  (62,942)     $  900,000         $  889,147
    Restricted cash-escrow account                            -                        100,000 (1)        100,000
    Accounts Receivable, net                            602,138       (186,440)                           415,698
    Note Receivable - related party                      62,354                                            62,354
    Inventories                                         119,770                                           119,770
    Prepaid expenses                                      8,601         (2,273)                             6,328
                                                   ---------------------------------------------------------------
       TOTAL CURRENT ASSETS                             844,952       (251,655)      1,000,000          1,593,297

NOTE RECEIVABLE - RELATED PARTY                         226,997                                           226,997
PROPERTY AND EQUIPMENT, NET                             380,417       (128,352)                           252,065
OTHER ASSETS                                              7,282         (6,413)                               869
                                                   --------------------------------------------------------------
    TOTAL ASSETS                                     $1,459,648     $ (386,420)     $1,000,000         $2,073,228
                                                   ===============================================================
      LIABILTIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
    Accounts payable                                 $  261,348     $  (10,743)     $   10,000   (2)   $  260,605
    Accrued expenses                                    229,765        (70,517)         50,000   (3)      209,248
    Deferred revenue                                     33,421        (31,449)                             1,972
    Sales tax payable                                         -                         10,910   (4)       10,910
    Line of credit                                        7,986                                             7,986
    Notes payable - related parties                     257,122                                           257,122
    Current portion of capital
       lease obligations                                 17,147                                            17,147
                                                   ---------------------------------------------------------------
       TOTAL CURRENT LIABILITIES                        806,788       (112,709)         70,910            764,990

Capital Lease obligations                                15,058                                            15,058
                                                   ---------------------------------------------------------------
    TOTAL LIABILITIES                                $  821,847     $ (112,709)     $   70,910         $  780,048
                                                   ---------------------------------------------------------------
STOCKHOLDERS' EQUITY
    Common stock; par value $0.001
       per share Authorized 50,000,000
       shares, 16,761,836 issued and
       outstanding as of September 30, 1998              16,761                                            16,761
    Capital paid in excess of par value
       of common stock                                6,755,445                                         6,755,445
    Accumulated Deficit                              (6,134,405)      (273,711)        929,090         (5,479,026)
                                                   ---------------------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY                          637,800       (273,711)        929,090          1,293,180
                                                   ---------------------------------------------------------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $1,459,646     $ (386,420)     $1,000,000         $2,073,228
                                                   ===============================================================

 The accompanying notes are an integral part of these consolidated financial statements

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                                    EDnet, INC.

December 28, 1998                                   By:  /s/ Tom Kobayashi
                                                         -----------------
                                                         Tom Kobayashi
                                                         Chief Executive Officer